Exhibit 99.2

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PARK HOTELS & RESORTS First Quarter 2021 Supplemental Data MARCH Royal Palm South Beach Miami, a Tribute Portfolio Resort Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort

About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.

Park (NYSE: PK) is one of the largest publicly-traded lodging REITs with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 46 premium-branded hotels and resorts with over 29,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.

Forward-Looking Statements

This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including anticipated repayment of certain of the Company’s indebtedness, the completion of capital allocation priorities, the expected repurchase of the Company’s stock, the impact to the Company's business and financial condition and that of its hotel management companies, the impact from macroeconomic factors (including inflation, increases in interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.

Forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2022, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Financial Information

Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from (used in) Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

2 |

Table of Contents

1. Financial Statements	4
2. Supplementary Financial Information	7
3. Outlook	13
4. Portfolio and Operating Metrics	17
5. Properties Acquired and Sold	28
6. Comparable Supplementary Financial Information	32
7. Capital Structure	38
8. Definitions	40

3 |

Financial Statements

Casa Marina, a Waldorf Astoria Resort Hilton Chicago Hyatt Regency Mission Bay Spa and Marina

4 |

Financial Statements

Condensed Consolidated Balance Sheets

(in millions, except share and per share data)

	March 31, 2023	December 31, 2022
	(unaudited)
ASSETS
Property and equipment, net	$8,198	$8,301
Intangibles, net	43	43
Cash and cash equivalents	842	906
Restricted cash	33	33
Accounts receivable, net of allowance for doubtful accounts of $2 and $2	130	129
Prepaid expenses	55	58
Other assets	42	47
Operating lease right-of-use assets	210	214
TOTAL ASSETS (variable interest entities – $231 and $237)	$9,553	$9,731
LIABILITIES AND EQUITY
Liabilities
Debt	$4,566	$4,617
Accounts payable and accrued expenses	244	220
Due to hotel managers	117	141
Other liabilities	207	228
Operating lease liabilities	231	234
Total liabilities (variable interest entities – $218 and $219)	5,365	5,440
Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 216,317,656 shares issued and 215,630,695 shares outstanding as of March 31, 2023 and 224,573,858 shares issued and 224,061,745 shares outstanding as of December 31, 2022	2	2
Additional paid-in capital	4,216	4,321
Retained earnings	19	16
Total stockholders' equity	4,237	4,339
Noncontrolling interests	(49)	(48)
Total equity	4,188	4,291
TOTAL LIABILITIES AND EQUITY	$9,553	$9,731

5 |

Financial Statements (continued)

Condensed Consolidated Statements of Operations

(unaudited, in millions, except per share data)

	Three Months Ended March 31,
	2023	2022	2019
Revenues
Rooms	$382	$292	$403
Food and beverage	181	110	183
Ancillary hotel	65	61	55
Other	20	16	18
Total revenues	648	479	659

Operating expenses
Rooms	107	85	107
Food and beverage	127	87	124
Other departmental and support	158	133	149
Other property-level	60	50	49
Management fees	30	22	33
Casualty loss	1	—	—
Depreciation and amortization	64	69	62
Corporate general and administrative	16	16	17
Other	20	16	20
Total expenses	583	478	561

Gain on sales of assets, net	15	—	31

Operating income	80	1	129

Interest income	10	—	1
Interest expense	(60)	(62)	(32)
Equity in earnings from investments in affiliates	4	—	5
Other gain, net	1	5	1

Income (loss) before income taxes	35	(56)	104
Income tax expense	(2)	—	(7)
Net income (loss)	33	(56)	97
Net income attributable to noncontrolling interests	—	(1)	(1)
Net income (loss) attributable to stockholders	$33	$(57)	$96

Earnings (loss) per share:
Earnings (loss) per share – Basic	$0.15	$(0.24)	$0.48
Earnings (loss) per share – Diluted	$0.15	$(0.24)	$0.48

Weighted average shares outstanding – Basic	220	235	201
Weighted average shares outstanding – Diluted	221	235	202

6 |

Supplementary Financial Information

Juniper Hotel Cupertino, Curio Collection Hotel Adagio, Autograph Collection The Reach Key West, Curio Collection

7 |

Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended March 31,
	2023	2022	2019
Net income (loss)	$33	$(56)	$97
Depreciation and amortization expense	64	69	62
Interest income	(10)	—	(1)
Interest expense	60	62	32
Income tax expense	2	—	7
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	3	1	5
EBITDA	152	76	202
Gain on sales of assets, net	(15)	—	(31)
Severance expense	—	—	1
Share-based compensation expense	4	4	4
Casualty loss	1	—	—
Other items	4	2	—
Adjusted EBITDA	$146	$82	$176

8 |

Supplementary Financial Information (continued)

Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)
	Three Months Ended March 31,
	2023	2022	2019
Adjusted EBITDA	$146	$82	$176
Less: Adjusted EBITDA from investments in affiliates	(7)	(5)	(10)
Add: All other(1)	13	12	15
Hotel Adjusted EBITDA	152	89	181
Add: Adjusted EBITDA from hotels acquired	—	—	37
Less: Adjusted EBITDA from hotels disposed of	(1)	(6)	(30)
Comparable Hotel Adjusted EBITDA	$151	$83	$188

	Three Months Ended March 31,
	2023	2022	2019
Total Revenues	$648	$479	$659
Less: Other revenue	(20)	(16)	(18)
Add: Revenues from hotels acquired	—	—	130
Less: Revenues from hotels disposed of	(5)	(18)	(95)
Comparable Hotel Revenues	$623	$445	$676

	Three Months Ended March 31,			2023 vs 2022		2023 vs 2019
	2023	2022	2019	Change(2)		Change(2)
Total Revenues	$648	$479	$659	35.2%		(1.7)%
Operating income	$80	$1	$129	13,092.0%		(37.5)%
Operating income margin(2)	12.4%	0.1%	19.5%	1,230	bps	(710	) bps

Comparable Hotel Revenues	$623	$445	$676	40.2%		(7.7)%
Comparable Hotel Adjusted EBITDA	$151	$83	$188	81.2%		(19.6)%
Comparable Hotel Adjusted EBITDA margin(2)	24.2%	18.7%	27.8%	550	bps	(360	) bps

(1) Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.
(2) Percentages are calculated based on unrounded numbers.

9 |

Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)

	Three Months Ended March 31,
	2023	2022	2019
Net income (loss) attributable to stockholders	$33	$(57)	$96
Depreciation and amortization expense	64	69	62
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(1)
Gain on sales of assets, net	(15)	—	(31)
Equity investment adjustments:
Equity in earnings from investments in affiliates	(4)	—	(5)
Pro rata FFO of investments in affiliates	5	2	9
Nareit FFO attributable to stockholders	82	13	130
Casualty loss	1	—	—
Severance expense	—	—	1
Share-based compensation expense	4	4	4
Other items	5	1	1
Adjusted FFO attributable to stockholders	$92	$18	$136
Nareit FFO per share – Diluted(1)	$0.37	$0.05	$0.65
Adjusted FFO per share – Diluted(1)	$0.42	$0.08	$0.67
Weighted average shares outstanding – Diluted(2)	221	235	202

(1) Per share amounts are calculated based on unrounded numbers.
(2) Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of March 31, 2023, see page 5.

10 |

Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended
	March 31,
	2023	2022
Corporate general and administrative expenses	$16	$16
Less:
Share-based compensation expense	4	4
Other items	1	2
G&A, excluding expenses not included in Adjusted EBITDA	$11	$10

11 |

Supplementary Financial Information (continued)

Net Debt and Net Debt to Comparable Adjusted EBITDA Ratio

(unaudited, in millions)
	March 31, 2023	December 31, 2022	December 31, 2021
Debt	$4,566	$4,617	$4,672
Add: unamortized deferred financing costs and discount	28	30	38
Less: unamortized premium	(2)	(3)	(4)
Debt, excluding unamortized deferred financing cost, premiums and discounts	4,592	4,644	4,706
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	169	169	225
Less: cash and cash equivalents	(842)	(906)	(688)
Less: restricted cash	(33)	(33)	(75)
Net debt	$3,886	$3,874	$4,168
2019 Comparable Adjusted EBITDA(1)	$801	$801	$801
Net debt to Comparable Adjusted EBITDA ratio	4.85x	4.84x	5.20x

(1) See page 36 for Comparable Adjusted EBITDA for the year ended December 31, 2019.

12 |

Outlook

13 |

Outlook

Full-Year 2023 Outlook and Assumptions

(unaudited, dollars in millions, except per share amounts and RevPAR)

	Full-Year 2023 Outlook				Full-Year 2023 Outlook
	as of May 1, 2023				as of February 22, 2023				Change at
Metric	Low		High		Low		High		Midpoint

RevPAR	$167		$179		$167		$179		$—
RevPAR change vs. 2022	7%		14%		7%		14%		—%

Net income	$113		$191		$92		$180		$16
Net income attributable to stockholders	$101		$178		$78		$166		$18
Earnings per share – Diluted(1)	$0.47		$0.82		$0.35		$0.75		$0.10
Operating income	$324		$404		$316		$396		$8
Operating income margin	12.8%		14.5%		12.7%		14.5%		—%

Adjusted EBITDA	$624		$704		$610		$690		$14
Hotel Adjusted EBITDA margin	26.8%		27.4%		26.7%		27.3%		0.10%
Hotel Adjusted EBITDA margin change vs. 2022	90	bps	150	bps	80	bps	140	bps	10	bps
Adjusted FFO per share – Diluted(1)	$1.76		$2.12		$1.60		$1.99		$0.15

(1)
Per share amounts are calculated based on unrounded numbers.

Park’s outlook is based in part on the following assumptions:

•
Fully diluted weighted average shares are expected to be 216 million;
•
RevPAR growth for the second quarter of 2023 is expected to be between 7% to 11% as compared to the second quarter of 2022;
•
The repayment of the $75 million mortgage loan secured by the W Chicago – City Center;
•
The mortgage loan secured by the Hilton Denver City Center is not called by the lender during 2023;
•
Includes $14 million of Hotel Adjusted EBITDA disruption from a full-scale renovation at the Casa Marina Key West, Curio Collection, which is expected to be completed in the fourth quarter of 2023; and
•
Current portfolio as of May 1, 2023 and does not take into account potential future acquisitions and dispositions, which could result in a material change to Park’s outlook.

Park's full-year 2023 outlook is based on a number of factors, many of which are outside the Company's control, including uncertainty surrounding macro-economic factors, including inflation, increases in interest rates, supply chain disruptions and the possibility of an economic recession or slowdown, as well as the assumptions set forth above, all of which are subject to change.

14 |

Outlook (continued)

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin

	Year Ending
(unaudited, in millions)	December 31, 2023
	Low Case	High Case
Net income	$113	$191
Depreciation and amortization expense	263	263
Interest income	(24)	(24)
Interest expense	240	240
Income tax expense	5	7
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	9	9
EBITDA	606	686
Gain on sale of assets, net	(15)	(15)
Share-based compensation expense	17	17
Casualty loss	1	1
Other items	15	15
Adjusted EBITDA	624	704
Less: Adjusted EBITDA from investments in affiliates	(23)	(23)
Add: All other	55	55
Hotel Adjusted EBITDA	$656	$736

	Year Ending
	December 31, 2023
	Low Case	High Case
Total Revenues	$2,538	$2,776
Less: Other revenue	(89)	(89)
Hotel Revenues	$2,449	$2,687

	Year Ending
	December 31, 2023
	Low Case	High Case
Total Revenues	$2,538	$2,776
Operating income	$324	$404
Operating income margin(1)	12.8%	14.5%

Hotel Revenues	$2,449	$2,687
Hotel Adjusted EBITDA	$656	$736
Hotel Adjusted EBITDA margin(1)	26.8%	27.4%

(1) Percentages are calculated based on unrounded numbers.

15 |

Outlook (continued)

Nareit FFO and Adjusted FFO

	Year Ending
(unaudited, in millions except per share data)	December 31, 2023
	Low Case	High Case
Net income attributable to stockholders	$101	$178
Depreciation and amortization expense	263	263
Depreciation and amortization expense attributable to noncontrolling interests	(4)	(4)
Gain on sale of assets, net	(15)	(15)
Equity investment adjustments:
Equity in earnings from investments in affiliates	(10)	(10)
Pro rata FFO of equity investments	14	14
Nareit FFO attributable to stockholders	349	426
Casualty loss	1	1
Share-based compensation expense	17	17
Other items	15	15
Adjusted FFO attributable to stockholders	$382	$459
Adjusted FFO per share – Diluted(1)	$1.76	$2.12
Weighted average diluted shares outstanding	216	216

(1) Per share amounts are calculated based on unrounded numbers.

16 |

Portfolio and Operating Metrics

Hilton Santa Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando

17 |

Portfolio and Operating Metrics

Hotel Portfolio as of May 1, 2023

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Consolidated Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
Hilton San Francisco Union Square	1,921	San Francisco	135,000	Fee Simple	100%	$725	(1)
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	158,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Parc 55 San Francisco – a Hilton Hotel	1,024	San Francisco	32,000	Fee Simple	100%	—	(1)
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	157,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	41,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	86,000	Leasehold	100%	—
Caribe Hilton	652	Other U.S.	65,000	Fee Simple	100%	—
Hilton Waikoloa Village	647	Hawaii	241,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$56
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
W Chicago – Lakeshore	520	Chicago	20,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$131
Waldorf Astoria Orlando	502	Orlando	47,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	34,000	Fee Simple	100%	—
W Chicago – City Center	403	Chicago	13,000	Fee Simple	100%	$75
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$14
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$161
Hilton Oakland Airport	360	Other U.S.	15,000	Leasehold	100%	—
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	21,000	Fee Simple	100%	—
Casa Marina Key West, Curio Collection	311	Key West	21,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern California	24,000	Leasehold	100%	—

Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando

(1) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel.

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Portfolio and Operating Metrics (continued)

Hotel Portfolio as of May 1, 2023

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Consolidated Portfolio (continued)

Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	—
Embassy Suites Phoenix Airport	182	Other U.S.	5,000	Leasehold	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Consolidated Portfolio (42 Hotels)	26,554		2,208,000			$2,467

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$95
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$25
Hilton La Jolla Torrey Pines	394	Southern California	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$25
Total Unconsolidated Joint Venture Portfolio (4 Hotels)	2,656		318,000			$169

TOTAL PARK HOTELS & RESORTS PORTFOLIO (46 Hotels)	29,210		2,526,000			$2,636

(1) Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

19 |

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q1 2023 vs. Q1 2022

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	1Q23	1Q22	Change(1)	1Q23	1Q22	Change		1Q23	1Q22	Change(1)	1Q23	1Q22	Change(1)
Hawaii	2	3,507	$298.27	$270.20	10.4%	88.1%	77.5%	10.6%	pts	$262.80	$209.44	25.5%	$470.31	$368.93	27.5%
San Francisco	4	3,605	294.80	202.36	45.7	48.0	24.7	23.3		141.54	50.05	182.8	200.15	75.40	165.5
Orlando	3	2,325	274.48	279.55	(1.8)	72.3	58.7	13.6		198.43	164.17	20.9	407.21	318.66	27.8
New Orleans	1	1,622	229.38	204.48	12.2	65.6	53.6	12.0		150.51	109.58	37.3	280.88	187.62	49.7
Boston	3	1,536	186.11	161.77	15.0	70.5	57.0	13.5		131.17	92.16	42.3	180.74	125.33	44.2
New York	1	1,878	247.85	237.96	4.2	69.0	33.8	35.2		170.94	80.41	112.6	280.45	134.91	107.9
Southern California	5	1,773	208.91	206.91	1.0	73.3	65.4	7.9		153.13	135.34	13.1	246.22	204.67	20.3
Chicago	3	2,467	161.20	163.50	(1.4)	38.9	25.6	13.3		62.66	41.78	50.0	117.29	68.41	71.5
Key West	2	461	575.05	752.55	(23.6)	79.1	83.1	(4.0)		454.92	625.18	(27.2)	641.84	854.94	(24.9)
Denver	1	613	167.16	140.46	19.0	60.5	55.6	4.9		101.06	78.01	29.5	154.63	115.08	34.4
Miami	1	393	336.76	358.06	(5.9)	87.7	79.1	8.6		295.51	283.45	4.3	384.13	357.46	7.5
Washington, D.C.	2	1,085	168.96	130.98	29.0	64.5	46.1	18.4		109.01	60.43	80.4	162.53	86.65	87.6
Seattle	2	1,246	146.22	123.16	18.7	58.2	54.2	4.0		85.03	66.70	27.5	128.31	101.78	26.1
Other	12	4,043	203.68	180.67	12.7	63.1	52.6	10.5		128.62	95.04	35.3	184.32	130.49	41.3
All Markets	42	26,554	$244.38	$229.23	6.6%	65.0%	50.8%	14.2%	pts	$158.84	$116.38	36.5%	$260.85	$186.11	40.2%

(1) Calculated based on unrounded numbers.

20 |

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q1 2023 vs. Q1 2022

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	1Q23	1Q22	Change(1)	1Q23	1Q22	Change(1)	1Q23	1Q22	Change
Hawaii	2	3,507	$59	$42	39.9%	$148	$116	27.5%	39.7%	36.2%	350	bps
San Francisco	4	3,605	9	(11)	175.5	65	24	165.5	13.3	(47.0)	6,030
Orlando	3	2,325	33	25	32.8	85	67	27.8	38.5	37.0	150
New Orleans	1	1,622	17	10	71.2	41	27	49.7	41.8	36.5	530
Boston	3	1,536	4	1	685.9	25	17	44.2	16.4	3.0	1,340
New York	1	1,878	(3)	(12)	70.6	47	23	107.9	(7.2)	(50.7)	4,350
Southern California	5	1,773	10	8	13.5	39	33	20.3	24.2	25.7	(150)
Chicago	3	2,467	(10)	(7)	(46.8)	26	15	71.5	(40.2)	(46.9)	670
Key West	2	461	12	19	(37.6)	27	35	(24.9)	43.7	52.6	(890)
Denver	1	613	2	1	108.3	9	6	34.4	23.9	15.4	850
Miami	1	393	6	6	8.0	14	13	7.5	47.6	47.3	30
Washington, D.C.	2	1,085	3	(1)	488.8	16	8	87.6	16.4	(7.9)	2,430
Seattle	2	1,246	—	(1)	80.4	14	11	26.1	(1.0)	(6.7)	570
Other	12	4,043	9	3	205.7	67	50	41.3	16.7	7.7	900
All Markets	42	26,554	$151	$83	81.2%	$623	$445	40.2%	24.2%	18.7%	550	bps

(1) Calculated based on unrounded numbers.

21 |

Portfolio and Operating Metrics (continued)

Comparable Core Hotels: Q1 2023 vs. Q1 2022

	(unaudited)	Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
		1Q23	1Q22	Change(1)	1Q23	1Q22	Change		1Q23	1Q22	Change(1)	1Q23	1Q22	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$290.18	$255.57	13.5%	89.3%	77.0%	12.3%	pts	$259.03	$196.80	31.6%	$428.83	$314.55	36.3%
2	Hilton Waikoloa Village	336.73	332.61	1.2	83.0	79.8	3.2		279.45	265.34	5.3	653.67	609.31	7.3
3	Hilton San Francisco Union Square	305.12	203.52	49.9	42.9	25.9	17.0		130.85	52.76	148.0	195.24	79.31	146.2
4	Parc 55 San Francisco – a Hilton Hotel	253.55	—	100.0	48.9	—	48.9		124.10	—	100.0	153.83	0.81	18,819.4
5	JW Marriott San Francisco Union Square	452.26	247.88	82.5	59.8	55.7	4.1		270.52	138.02	96.0	389.92	216.10	80.4
6	Hyatt Centric Fisherman's Wharf	193.71	156.36	23.9	63.3	64.0	(0.7)		122.64	100.03	22.6	173.55	140.15	23.8
7	Signia by Hilton Orlando Bonnet Creek	254.07	250.30	1.5	72.2	52.6	19.6		183.53	131.71	39.3	438.43	295.10	48.6
8	Waldorf Astoria Orlando	441.58	486.94	(9.3)	61.6	55.9	5.7		271.93	272.29	(0.1)	515.58	506.81	1.7
9	Hilton Orlando Lake Buena Vista	217.25	202.46	7.3	79.0	68.1	10.9		171.56	137.73	24.6	301.69	231.84	30.1
10	Hilton New Orleans Riverside	229.38	204.48	12.2	65.6	53.6	12.0		150.51	109.58	37.3	280.88	187.62	49.7
11	Hyatt Regency Boston	190.98	175.39	8.9	68.3	46.9	21.4		130.42	82.21	58.6	176.19	111.70	57.7
12	Hilton Boston Logan Airport	190.50	160.56	18.6	89.9	81.7	8.2		171.29	131.14	30.6	225.66	172.11	31.1
13	Boston Marriott Newton	165.48	143.95	15.0	45.7	34.0	11.7		75.68	49.03	54.3	122.95	75.54	62.8
14	New York Hilton Midtown	247.85	237.96	4.2	69.0	33.8	35.2		170.94	80.41	112.6	280.45	134.91	107.9
15	Hilton Santa Barbara Beachfront Resort	271.07	302.39	(10.4)	64.2	69.7	(5.5)		173.92	210.66	(17.4)	292.71	293.18	(0.2)
16	Hyatt Regency Mission Bay Spa and Marina	246.84	228.84	7.9	61.8	53.8	8.0		152.53	123.14	23.9	271.15	223.15	21.5
17	Hilton Checkers Los Angeles	220.43	225.60	(2.3)	64.9	49.4	15.5		143.11	111.38	28.5	167.42	126.36	32.5
18	Hilton Chicago	148.86	162.46	(8.4)	39.4	26.4	13.0		58.67	42.93	36.7	136.60	79.58	71.7
19	W Chicago – City Center	223.44	208.54	7.1	37.4	21.2	16.2		83.52	44.19	89.0	102.38	55.36	84.9
20	W Chicago – Lakeshore	151.86	138.53	9.6	38.4	26.3	12.1		58.33	36.52	59.7	71.52	45.37	57.7
21	Casa Marina Key West, Curio Collection	553.02	748.98	(26.2)	76.1	85.3	(9.2)		420.84	638.60	(34.1)	608.26	869.49	(30.0)
22	The Reach Key West, Curio Collection	615.76	760.58	(19.0)	85.4	78.6	6.8		525.58	597.37	(12.0)	711.46	824.77	(13.7)
23	Hilton Denver City Center	167.16	140.46	19.0	60.5	55.6	4.9		101.06	78.01	29.5	154.63	115.08	34.4
24	Royal Palm South Beach Miami	336.76	358.06	(5.9)	87.7	79.1	8.6		295.51	283.45	4.3	384.13	357.46	7.5
25	DoubleTree Hotel Washington DC – Crystal City	161.56	122.89	31.5	67.7	51.1	16.6		109.37	62.84	74.1	155.26	84.40	84.0
26	DoubleTree Hotel San Jose	175.29	147.03	19.2	58.8	45.8	13.0		103.03	67.31	53.1	165.56	100.11	65.4
27	Juniper Hotel Cupertino, Curio Collection	208.10	127.65	63.0	51.8	40.8	11.0		107.81	52.11	106.9	126.81	65.72	92.9
	Sub-total Core Hotels	$260.58	$249.29	4.5%	64.8%	49.4%	15.4%	pts	$168.84	$123.05	37.2%	$283.05	$201.24	40.7%

	All Other Hotels	$187.23	$165.76	13.0%	65.7%	55.8%	9.9%	pts	$123.09	$92.51	33.1%	$181.40	$131.97	37.5%
	Total Consolidated Portfolio	$244.38	$229.23	6.6%	65.0%	50.8%	14.2%	pts	$158.84	$116.38	36.5%	$260.85	$186.11	40.2%

(1) Calculated based on unrounded numbers.

22 |

Portfolio and Operating Metrics (continued)

Comparable Core Hotels: Q1 2023 vs. Q1 2022

	(unaudited, dollars in millions)	Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
		1Q23	1Q22	Change(1)	1Q23	1Q22	Change(1)	1Q23	1Q22	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$44	$29	53.2%	$110	$81	36.3%	39.8%	35.4%	440	bps
2	Hilton Waikoloa Village	15	13	11.5	38	35	7.3	39.3	37.8	150
3	Hilton San Francisco Union Square	4	(7)	159.6	34	14	146.2	13.1	(54.1)	6,720
4	Parc 55 San Francisco – a Hilton Hotel	1	(4)	122.0	14	—	18,819.4	6.7	(5,732.0)	573,870
5	JW Marriott San Francisco Union Square	3	—	2,186.0	12	7	80.4	26.7	2.1	2,460
6	Hyatt Centric Fisherman's Wharf	—	—	(12.1)	5	4	23.8	1.5	2.1	(60)
7	Signia by Hilton Orlando Bonnet Creek	17	9	77.0	40	27	48.6	41.6	34.9	670
8	Waldorf Astoria Orlando	8	9	(18.1)	23	23	1.7	32.9	40.9	(800)
9	Hilton Orlando Lake Buena Vista	9	6	43.4	22	17	30.1	38.6	35.0	360
10	Hilton New Orleans Riverside	17	10	71.2	41	27	49.7	41.8	36.5	530
11	Hyatt Regency Boston	2	—	885.3	8	5	57.7	19.8	3.2	1,660
12	Hilton Boston Logan Airport	2	1	230.3	12	9	31.1	17.0	6.8	1,020
13	Boston Marriott Newton	—	—	264.6	5	3	62.8	9.3	(9.2)	1,850
14	New York Hilton Midtown	(3)	(12)	70.6	47	23	107.9	(7.2)	(50.7)	4,350
15	Hilton Santa Barbara Beachfront Resort	3	4	(22.9)	9	9	(0.2)	29.7	38.5	(880)
16	Hyatt Regency Mission Bay Spa and Marina	2	2	1.0	11	9	21.5	16.0	19.2	(320)
17	Hilton Checkers Los Angeles	—	—	67.3	3	2	32.5	14.3	11.3	300
18	Hilton Chicago	(6)	(3)	(65.8)	19	11	71.7	(30.3)	(31.4)	110
19	W Chicago – City Center	(2)	(1)	(19.5)	4	2	84.9	(45.2)	(70.0)	2,480
20	W Chicago – Lakeshore	(3)	(2)	(34.6)	3	2	57.7	(90.3)	(105.7)	1,540
21	Casa Marina Key West, Curio Collection	7	13	(43.6)	17	24	(30.0)	42.7	52.9	(1,020)
22	The Reach Key West, Curio Collection	4	6	(24.3)	10	11	(13.7)	45.7	52.1	(640)
23	Hilton Denver City Center	2	1	108.3	9	6	34.4	23.9	15.4	850
24	Royal Palm South Beach Miami	6	6	8.0	14	13	7.5	47.6	47.3	30
25	DoubleTree Hotel Washington DC – Crystal City	2	—	663.7	9	5	84.0	23.2	5.5	1,770
26	DoubleTree Hotel San Jose	1	(1)	210.4	8	5	65.4	9.4	(14.0)	2,340
27	Juniper Hotel Cupertino, Curio Collection	—	(1)	151.5	2	1	92.9	11.2	(42.0)	5,320
	Sub-total Core Hotels	$135	$78	75.4%	$529	$375	40.7%	25.7%	20.6%	510	bps

	All Other Hotels	$16	$5	155.8%	$94	$70	37.5%	16.1%	8.6%	750	bps
	Total Consolidated Portfolio	$151	$83	81.2%	$623	$445	40.2%	24.2%	18.7%	550	bps

(1) Calculated based on unrounded numbers.

23 |

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q1 2023 vs. Q1 2019

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	1Q23	1Q19	Change(1)	1Q23	1Q19	Change		1Q23	1Q19	Change(1)	1Q23	1Q19	Change(1)
Hawaii	2	3,507	$298.27	$255.24	16.9%	88.1%	90.1%	(2.0)%	pts	$262.80	$229.88	14.3%	$470.31	$389.68	20.7%
San Francisco	4	3,605	294.80	321.33	(8.3)	48.0	87.5	(39.5)		141.54	281.26	(49.7)	200.15	369.76	(45.9)
Orlando	3	2,325	274.48	230.25	19.2	72.3	86.1	(13.8)		198.43	198.33	0.1	407.21	414.25	(1.7)
New Orleans	1	1,622	229.38	215.74	6.3	65.6	76.0	(10.4)		150.51	164.10	(8.3)	280.88	285.74	(1.7)
Boston	3	1,536	186.11	180.14	3.3	70.5	76.6	(6.1)		131.17	138.01	(5.0)	180.74	198.10	(8.8)
New York	1	1,878	247.85	227.91	8.7	69.0	79.1	(10.1)		170.94	180.26	(5.2)	280.45	308.07	(9.0)
Southern California	5	1,773	208.91	175.85	18.8	73.3	81.1	(7.8)		153.13	142.60	7.4	246.22	234.10	5.2
Chicago	3	2,467	161.20	145.13	11.1	38.9	53.5	(14.6)		62.66	77.60	(19.3)	117.29	139.73	(16.1)
Key West	2	461	575.05	464.03	23.9	79.1	90.6	(11.5)		454.92	420.58	8.2	641.84	597.85	7.4
Denver	1	613	167.16	163.18	2.4	60.5	74.7	(14.2)		101.06	121.82	(17.0)	154.63	187.77	(17.7)
Miami	1	393	336.76	276.66	21.7	87.7	96.8	(9.1)		295.51	268.03	10.3	384.13	356.46	7.8
Washington, D.C.	2	1,085	168.96	163.60	3.3	64.5	65.8	(1.3)		109.01	107.64	1.3	162.53	162.41	0.1
Seattle	2	1,246	146.22	137.25	6.5	58.2	78.7	(20.5)		85.03	107.92	(21.2)	128.31	161.57	(20.6)
Other	12	4,043	203.68	185.30	9.9	63.1	62.8	0.3		128.62	116.46	10.4	184.32	161.38	14.2
All Markets	42	26,554	$244.38	$227.28	7.5%	65.0%	77.3%	(12.3)%	pts	$158.84	$175.63	(9.6)%	$260.85	$278.00	(6.2)%

(1) Calculated based on unrounded numbers.

24 |

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q1 2023 vs. Q1 2019

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	1Q23	1Q19	Change(1)	1Q23	1Q19	Change(1)	1Q23	1Q19	Change
Hawaii	2	3,507	$59	$51	15.7%	$148	$139	6.6%	39.7%	36.6%	310	bps
San Francisco	4	3,605	9	41	(78.8)	65	120	(45.9)	13.3	34.1	(2,080)
Orlando	3	2,325	33	35	(5.4)	85	87	(1.7)	38.5	40.0	(150)
New Orleans	1	1,622	17	18	(2.6)	41	42	(1.7)	41.8	42.2	(40)
Boston	3	1,536	4	5	(23.8)	25	27	(8.5)	16.4	19.7	(330)
New York	1	1,878	(3)	(2)	(60.3)	47	52	(9.0)	(7.2)	(4.1)	(310)
Southern California	5	1,773	10	10	(0.5)	39	37	5.4	24.2	25.6	(140)
Chicago	3	2,467	(10)	(6)	(76.2)	26	31	(16.1)	(40.2)	(19.2)	(2,100)
Key West	2	461	12	11	3.0	27	25	7.4	43.7	45.6	(190)
Denver	1	613	2	4	(42.3)	9	10	(17.7)	23.9	34.1	(1,020)
Miami	1	393	6	6	3.9	14	13	7.8	47.6	49.4	(180)
Washington, D.C.	2	1,085	3	2	30.1	16	16	0.1	16.4	12.6	380
Seattle	2	1,246	—	3	(105.9)	14	18	(20.6)	(1.0)	14.2	(1,520)
Other	12	4,043	9	10	(0.0)	67	59	14.3	16.7	19.1	(240)
All Markets	42	26,554	$151	$188	(19.6)%	$623	$676	(7.7)%	24.2%	27.8%	(360)	bps

(1) Calculated based on unrounded numbers.

25 |

s

Portfolio and Operating Metrics (continued)

Comparable Core Hotels: Q1 2023 vs. Q1 2019

	(unaudited)	Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
		1Q23	1Q19	Change(1)	1Q23	1Q19	Change		1Q23	1Q19	Change(1)	1Q23	1Q19	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$290.18	$260.34	11.5%	89.3%	92.6%	(3.3)%	pts	$259.03	$240.99	7.5%	$428.83	$386.99	10.8%
2	Hilton Waikoloa Village	336.73	240.69	39.9	83.0	83.6	(0.6)		279.45	201.24	38.9	653.67	396.59	64.8
3	Hilton San Francisco Union Square	305.12	320.01	(4.7)	42.9	85.0	(42.1)		130.85	271.96	(51.9)	195.24	383.65	(49.1)
4	Parc 55 San Francisco – a Hilton Hotel	253.55	309.13	(18.0)	48.9	87.6	(38.7)		124.10	270.94	(54.2)	153.83	308.89	(50.2)
5	JW Marriott San Francisco Union Square	452.26	424.88	6.4	59.8	92.3	(32.5)		270.52	392.35	(31.1)	389.92	522.54	(25.4)
6	Hyatt Centric Fisherman's Wharf	193.71	256.98	(24.6)	63.3	97.4	(34.1)		122.64	250.28	(51.0)	173.55	316.31	(45.1)
7	Signia by Hilton Orlando Bonnet Creek	254.07	223.66	13.6	72.2	85.4	(13.2)		183.53	191.00	(3.9)	438.43	457.91	(4.3)
8	Waldorf Astoria Orlando	441.58	334.46	32.0	61.6	78.3	(16.7)		271.93	261.81	3.9	515.58	514.18	0.3
9	Hilton Orlando Lake Buena Vista	217.25	183.10	18.7	79.0	91.9	(12.9)		171.56	168.26	2.0	301.69	298.51	1.1
10	Hilton New Orleans Riverside	229.38	215.74	6.3	65.6	76.0	(10.4)		150.51	164.10	(8.3)	280.88	285.74	(1.7)
11	Hyatt Regency Boston	190.98	175.14	9.0	68.3	91.3	(23.0)		130.42	159.91	(18.4)	176.19	212.83	(17.2)
12	Hilton Boston Logan Airport	190.50	194.42	(2.0)	89.9	77.5	12.4		171.29	150.65	13.7	225.66	208.12	8.4
13	Boston Marriott Newton	165.48	162.79	1.7	45.7	58.2	(12.5)		75.68	94.79	(20.2)	122.95	166.94	(26.4)
14	New York Hilton Midtown	247.85	227.91	8.7	69.0	79.1	(10.1)		170.94	180.26	(5.2)	280.45	308.07	(9.0)
15	Hilton Santa Barbara Beachfront Resort	271.07	233.48	16.1	64.2	75.9	(11.7)		173.92	177.14	(1.8)	292.71	294.11	(0.5)
16	Hyatt Regency Mission Bay Spa and Marina	246.84	164.08	50.4	61.8	73.4	(11.6)		152.53	120.45	26.6	271.15	239.05	13.4
17	Hilton Checkers Los Angeles	220.43	231.69	(4.9)	64.9	76.1	(11.2)		143.11	176.49	(18.9)	167.42	202.45	(17.3)
18	Hilton Chicago	148.86	138.29	7.6	39.4	54.7	(15.3)		58.67	75.72	(22.5)	136.60	158.86	(14.0)
19	W Chicago – City Center	223.44	190.17	17.5	37.4	58.5	(21.1)		83.52	111.19	(24.9)	102.38	147.51	(30.6)
20	W Chicago – Lakeshore	151.86	124.84	21.6	38.4	45.8	(7.4)		58.33	57.15	2.1	71.52	76.89	(7.0)
21	Casa Marina Key West, Curio Collection	553.02	476.63	16.0	76.1	91.5	(15.4)		420.84	436.07	(3.5)	608.26	625.86	(2.8)
22	The Reach Key West, Curio Collection	615.76	437.15	40.9	85.4	88.9	(3.5)		525.58	388.48	35.3	711.46	539.76	31.8
23	Hilton Denver City Center	167.16	163.18	2.4	60.5	74.7	(14.2)		101.06	121.82	(17.0)	154.63	187.77	(17.7)
24	Royal Palm South Beach Miami	336.76	276.66	21.7	87.7	96.8	(9.1)		295.51	268.03	10.3	384.13	356.46	7.8
25	DoubleTree Hotel Washington DC – Crystal City	161.56	150.08	7.7	67.7	62.4	5.3		109.37	93.66	16.8	155.26	127.73	21.5
26	DoubleTree Hotel San Jose	175.29	231.69	(24.3)	58.8	83.4	(24.6)		103.03	193.12	(46.7)	165.56	274.48	(39.7)
27	Juniper Hotel Cupertino, Curio Collection	208.10	272.68	(23.7)	51.8	79.9	(28.1)		107.81	217.82	(50.5)	126.81	257.62	(50.8)
	Sub-total Core Hotels	$260.58	$243.58	7.0%	64.8%	79.8%	(15.0)%	pts	$168.84	$194.46	(13.2)%	$283.05	$310.68	(8.9)%

	All Other Hotels	$187.23	$157.18	19.1%	65.7%	67.9%	(2.2)%	pts	$123.09	$106.76	15.3%	$181.40	$158.45	14.5%
	Total Consolidated Portfolio	$244.38	$227.28	7.5%	65.0%	77.3%	(12.3)%	pts	$158.84	$175.63	(9.6)%	$260.85	$278.00	(6.2)%

(1) Calculated based on unrounded numbers.

26 |

Portfolio and Operating Metrics (continued)

Comparable Core Hotels: Q1 2023 vs. Q1 2019

	(unaudited, dollars in millions)	Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
		1Q23	1Q19	Change(1)	1Q23	1Q19	Change(1)	1Q23	1Q19	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$44	$39	13.6%	$110	$100	10.8%	39.8%	38.8%	100	bps
2	Hilton Waikoloa Village	15	12	22.1	38	40	(3.9)	39.3	30.9	840
3	Hilton San Francisco Union Square	4	23	(80.7)	34	66	(49.1)	13.1	34.5	(2,140)
4	Parc 55 San Francisco – a Hilton Hotel	1	10	(90.5)	14	28	(50.2)	6.7	35.1	(2,840)
5	JW Marriott San Francisco Union Square	3	5	(40.9)	12	16	(25.4)	26.7	33.7	(700)
6	Hyatt Centric Fisherman's Wharf	—	3	(97.2)	5	9	(45.1)	1.5	29.7	(2,820)
7	Signia by Hilton Orlando Bonnet Creek	17	18	(6.8)	40	42	(4.3)	41.6	42.7	(110)
8	Waldorf Astoria Orlando	8	9	(10.8)	23	23	0.3	32.9	37.0	(410)
9	Hilton Orlando Lake Buena Vista	9	8	3.3	22	22	1.1	38.6	37.8	80
10	Hilton New Orleans Riverside	17	18	(2.6)	41	42	(1.7)	41.8	42.2	(40)
11	Hyatt Regency Boston	2	3	(40.9)	8	10	(17.2)	19.8	27.8	(800)
12	Hilton Boston Logan Airport	2	2	22.1	12	11	9.2	17.0	15.2	180
13	Boston Marriott Newton	—	1	(56.0)	5	6	(26.4)	9.3	15.6	(630)
14	New York Hilton Midtown	(3)	(2)	(60.3)	47	52	(9.0)	(7.2)	(4.1)	(310)
15	Hilton Santa Barbara Beachfront Resort	3	3	(11.1)	9	10	(0.5)	29.7	33.3	(360)
16	Hyatt Regency Mission Bay Spa and Marina	2	1	23.3	11	9	14.5	16.0	14.8	120
17	Hilton Checkers Los Angeles	—	1	(56.9)	3	4	(17.3)	14.3	27.5	(1,320)
18	Hilton Chicago	(6)	(3)	(80.3)	19	22	(14.0)	(30.3)	(14.4)	(1,590)
19	W Chicago – City Center	(2)	—	(278.7)	4	5	(30.6)	(45.2)	(8.3)	(3,690)
20	W Chicago – Lakeshore	(3)	(2)	(31.4)	3	4	(7.0)	(90.3)	(63.9)	(2,640)
21	Casa Marina Key West, Curio Collection	7	8	(8.9)	17	18	(2.8)	42.7	45.6	(290)
22	The Reach Key West, Curio Collection	4	3	31.3	10	7	31.8	45.7	45.9	(20)
23	Hilton Denver City Center	2	4	(42.3)	9	10	(17.7)	23.9	34.1	(1,020)
24	Royal Palm South Beach Miami	6	6	3.9	14	13	7.8	47.6	49.4	(180)
25	DoubleTree Hotel Washington DC – Crystal City	2	1	279.7	9	7	21.5	23.2	7.4	1,580
26	DoubleTree Hotel San Jose	1	4	(81.1)	8	12	(39.7)	9.4	29.9	(2,050)
27	Juniper Hotel Cupertino, Curio Collection	—	2	(85.4)	2	5	(50.8)	11.2	37.8	(2,660)
	Sub-total Core Hotels	$135	$177	(22.1)%	$529	$593	(10.8)%	25.7%	29.4%	(370)	bps

	All Other Hotels	$16	$11	12.0%	$94	$83	14.5%	16.1%	16.4%	(40)	bps
	Total Consolidated Portfolio	$151	$188	(19.6)%	$623	$676	(7.7)%	24.2%	27.8%	(360)	bps

(1) Calculated based on unrounded numbers.

27 |

Properties Acquired and Sold

Hyatt Regency Boston Caribe Hilton W New Orleans - French Quarter

28 |

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count
2019 Acquisitions:

Chesapeake Lodging Trust Acquisition(1)
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(2)	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco(3)	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter(4)	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard(4)	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street(5)	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(2)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection(6)	San Francisco, CA	171
W New Orleans – French Quarter(7)	New Orleans, LA	97
		5,981

__________________________________________________________________________________

(1) Park’s acquisition by merger of Chesapeake Lodging Trust closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2) Sold in December 2019.
(3) Sold in August 2021.
(4) Sold in June 2021. (5) Sold in June 2022.
(6) Sold in July 2021.
(7) Sold in April 2021.

29 |

Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Sales:
Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$62.2
Embassy Suites Portfolio – 3 Hotels	Domestic US	February 2018	676	95.8
UK Portfolio – 7 Hotels	United Kingdom	February 2018	1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin(1)	Berlin, Germany	May 2018	601	140.0
2018 Total (13 Hotels)			3,193	$519.0

2019 Sales:
Pointe Hilton Squaw Peak Resort	Phoenix, Arizona	February 2019	563	$51.4
Hilton Nuremberg	Nuremberg, Germany	March 2019	152	17.5
Hilton Atlanta Airport	Atlanta, Georgia	June 2019	507	101.0
Hilton New Orleans Airport(2)	New Orleans, Louisiana	June 2019	317	48.0
Embassy Suites Parsippany(2)	Parsippany, New Jersey	June 2019	274	17.0
Conrad Dublin(3)	Dublin, Ireland	November 2019	192	61.0
Ace Hotel Downtown Los Angeles	Los Angeles, California	December 2019	182	117.0
Le Meridien New Orleans	New Orleans, Louisiana	December 2019	410	84.0
2019 Total (8 Hotels)			2,597	$496.9

2020 Sales:
Hilton São Paulo Morumbi	São Paulo, Brazil	February 2020	503	$117.5
Embassy Suites Washington DC Georgetown	Washington, D.C.	February 2020	197	90.4
2020 Total (2 Hotels)			700	$207.9

2021 Sales:
W New Orleans – French Quarter	New Orleans, Louisiana	April 2021	97	$24.1
Hotel Indigo San Diego Gaslamp Quarter(2)	San Diego, California	June 2021	210	78.0
Courtyard Washington Capitol Hill/Navy Yard(2)	Washington, District of Columbia	June 2021	204	71.0
Hotel Adagio, Autograph Collection	San Francisco, California	July 2021	171	82.0
Le Meridien San Francisco	San Francisco, California	August 2021	360	221.5
2021 Total (5 Hotels)			1,042	$476.6

__________________________________________________________________________________

(1) The unconsolidated hotel was sold for total gross proceeds of approximately $350 million, of which $140 million represents Park’s pro-rata share.
(2) Hotels were sold as a portfolio in the same transaction.
(3) The unconsolidated hotel was sold for total gross proceeds of approximately $128 million, of which $61 million represents Park’s pro-rata share.

30 |

Properties Acquired and Sold (continued)

Properties Sold (continued)

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2022 Sales:
Hampton Inn & Suites Memphis – Shady Grove	Memphis, Tennessee	April 2022	131	$11.5
Hilton Chicago/Oak Brook Suites	Chicago, Illinois	May 2022	211	10.3
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, Washington	June 2022	195	80.0
Hilton San Diego Bayfront(1)	San Diego, California	June 2022	1,190	157.0
Hilton Garden Inn Chicago/Oakbrook Terrace	Chicago, Illinois	July 2022	128	9.4
Hilton Garden Inn LAX/El Segundo	El Segundo, California	September 2022	162	37.5
DoubleTree Hotel Las Vegas Airport(2)	Las Vegas, Nevada	October 2022	190	11.2
2022 Total (7 Hotels)			2,207	$316.9

2023 Sales:
Hilton Miami Airport	Miami, Florida	February 2023	508	$118.3
2023 Total (1 Hotel)			508	$118.3

Grand Total(3) (36 Hotels)			10,247	$2,135.6

__________________________________________________________________________________

(1) Park sold its 25% interests in the joint ventures that own and operate this unconsolidated hotel for total gross proceeds of approximately $157 million, which were reduced by $55 million for
Park’s share of the mortgage debt.
(2) The unconsolidated hotel was sold for total gross proceeds of approximately $22 million, of which $11.2 million represents Park’s pro-rata share.
(3) To date, Park has sold its interest in 36 hotels. In addition, three other properties were subject to ground leases that either expired or were terminated by Park, and consequently turned over to the landlord.

31 |

Comparable Supplementary Financial Information

32 |

Comparable Supplementary Financial Information

Historical Comparable Hotel Metrics

	Three Months Ended
(unaudited)	March 31,
	2023
Comparable RevPAR	$158.84
Comparable Occupancy	65.0%
Comparable ADR	$244.38

Total Revenues	$648
Operating income	$80
Operating income margin(1)	12.4%

Comparable Hotel Revenues (in millions)	$623
Comparable Hotel Adjusted EBITDA (in millions)	$151
Comparable Hotel Adjusted EBITDA margin(1)	24.2%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2022	2022	2022	2022	2022
Comparable RevPAR	$116.38	$173.63	$172.34	$163.07	$156.53
Comparable Occupancy	50.8%	70.6%	71.5%	67.3%	65.1%
Comparable ADR	$229.23	$246.01	$241.06	$242.13	$240.40

Total Revenues	$479	$695	$662	$665	$2,501
Operating income	$1	$119	$92	$84	$296
Operating income margin(1)	0.1%	17.1%	13.9%	12.6%	11.8%

Comparable Hotel Revenues (in millions)	$445	$658	$634	$633	$2,370
Comparable Hotel Adjusted EBITDA (in millions)	$83	$202	$165	$163	$613
Comparable Hotel Adjusted EBITDA margin(1)	18.7%	30.7%	26.0%	25.7%	25.9%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Comparable RevPAR	$175.63	$194.18	$189.50	$179.82	$184.81
Comparable Occupancy	77.3%	85.6%	84.3%	80.4%	81.9%
Comparable ADR	$227.28	$226.89	$224.80	$223.45	$225.59

Total Revenues	$659	$703	$672	$810	$2,844
Operating income	$129	$111	$38	$148	$426
Operating income margin(1)	19.5%	15.8%	5.8%	18.2%	15.0%

Comparable Hotel Revenues (in millions)	$676	$744	$707	$723	$2,850
Comparable Hotel Adjusted EBITDA (in millions)	$188	$231	$203	$211	$833
Comparable Hotel Adjusted EBITDA margin(1)	27.8%	31.1%	28.7%	29.2%	29.3%

__________________________________________________________________________________ (1) Percentages are calculated based on unrounded numbers.

33 |

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – YTD 2023

Three Months Ended
(unaudited, in millions)	March 31, 2023
Net income	$33
Depreciation and amortization expense	64
Interest income	(10)
Interest expense	60
Income tax expense	2
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	3
EBITDA	152
Gain on sales of assets, net	(15)
Share-based compensation expense	4
Casualty loss	1
Other items	4
Adjusted EBITDA	146
Less: Adjusted EBITDA from hotels disposed of	(1)
Comparable Adjusted EBITDA	145
Less: Adjusted EBITDA from investments in affiliates	(7)
Add: All other(1)	13
Comparable Hotel Adjusted EBITDA(2)	$151

__________________________________________________________________________________
(1) Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.
(2) Includes the 42 consolidated hotels owned as of May 1, 2023.

34 |

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full Year 2022

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2022	2022	2022	2022	2022
Net (loss) income	$(56)	$154	$40	$35	$173
Depreciation and amortization expense	69	68	67	65	269
Interest income	—	(1)	(4)	(8)	(13)
Interest expense	62	62	61	62	247
Income tax expense (benefit)	—	1	(3)	2	—
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	4	2	2	9
EBITDA	76	288	163	158	685
Loss (gain) on sales of assets, net(1)	—	1	(14)	(9)	(22)
Gain on sale of investments in affiliates(2)	—	(92)	—	—	(92)
Share-based compensation expense	4	5	4	4	17
Casualty loss	—	1	3	2	6
Other items	2	4	2	4	12
Adjusted EBITDA	82	207	158	159	606
Less: Adjusted EBITDA from hotels disposed of	(6)	(6)	(2)	(3)	(17)
Less: Adjusted EBITDA from investments in affiliates disposed of	(2)	(4)	(2)	—	(8)
Comparable Adjusted EBITDA	74	197	154	156	581
Less: Adjusted EBITDA from investments in affiliates	(3)	(7)	(2)	(5)	(17)
Add: All other(3)	12	12	13	12	49
Comparable Hotel Adjusted EBITDA(4)	$83	$202	$165	$163	$613

(1) For the three months and year ended December 31, 2022, includes a gain of $9 million on the sale of the DoubleTree Hotel Las Vegas Airport included in equity in earnings from investments in affiliates in the condensed consolidated statements of operations.
(2) Included in other gain, net in the condensed consolidated statements of operations.
(3) Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.
(4) Includes the 42 consolidated hotels owned as of May 1, 2023.

35 |

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full Year 2019

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Net income	$97	$84	$9	$126	$316
Depreciation and amortization expense	62	61	61	80	264
Interest income	(1)	(2)	(2)	(1)	(6)
Interest expense	32	33	33	42	140
Income tax expense	7	5	—	23	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	7	7	4	23
EBITDA	202	188	108	274	772
(Gain) loss on sales of assets, net	(31)	12	(1)	1	(19)
Gain on sale of investments in affiliates(1)	—	—	—	(44)	(44)
Acquisition costs	—	6	59	5	70
Severance expense	1	1	—	—	2
Share-based compensation expense	4	4	4	4	16
Casualty loss (gain) and impairment loss, net	—	—	8	(26)	(18)
Other items	—	(4)	2	9	7
Adjusted EBITDA	176	207	180	223	786
Add: Adjusted EBITDA from hotels acquired	37	53	39	—	129
Less: Adjusted EBITDA from hotels disposed of	(30)	(31)	(19)	(18)	(98)
Less: Adjusted EBITDA from investments in affiliates disposed of	(3)	(5)	(5)	(3)	(16)
Comparable Adjusted EBITDA(2)	180	224	195	202	801
Less: Adjusted EBITDA from investments in affiliates	(7)	(7)	(4)	(3)	(21)
Add: All other(3)	15	14	12	12	53
Comparable Hotel Adjusted EBITDA(4)	$188	$231	$203	$211	$833

______________________________________________________________________________________ (1) Included in other gain, net in the condensed consolidated statements of operations.

(2)         Full year December 31, 2019 includes $15 million associated with 466 rooms at the Hilton Waikoloa Village that were transferred to Hilton Grand Vacations at the end of 2019, $6 million associated with business interruption proceeds related to the loss of income in prior years for the Hilton Caribe and a $6 million operating loss generated from Park’s laundry facilities that were closed in 2021. Excluding these amounts, 2019 Comparable Adjusted EBITDA would have been $786 million.

(3)         Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

(4) Includes the 42 consolidated hotels owned as of May 1, 2023.

36 |

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Revenues – 2023, 2022 and 2019

	Three Months Ended
(unaudited, in millions)	March 31,
	2023
Total Revenues	$648
Less: Other revenue	(20)
Less: Revenues from hotels disposed of	(5)
Comparable Hotel Revenues	$623

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2022	2022	2022	2022	2022
Total Revenues	$479	$695	$662	$665	$2,501
Less: Other revenue	(16)	(19)	(19)	(21)	(75)
Less: Revenues from hotels disposed of	(18)	(18)	(9)	(11)	(56)
Comparable Hotel Revenues	$445	$658	$634	$633	$2,370

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Total Revenues	$659	$703	$672	$810	$2,844
Less: Other revenue	(18)	(19)	(22)	(18)	(77)
Add: Revenues from hotels acquired	130	151	125	—	406
Less: Revenues from hotels disposed of	(95)	(91)	(68)	(69)	(323)
Comparable Hotel Revenues	$676	$744	$707	$723	$2,850

37 |

Capital Structure

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

asa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

38 |

Capital Structure

Fixed and Variable Rate Debt

(unaudited, dollars in millions)
Debt	Collateral	Interest Rate	Maturity Date	As of March 31, 2023
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	September 2023(1)	$56
Mortgage loan	W Chicago – City Center	4.25%	August 2023(2)	75
Mortgage loan	Hilton San Francisco Union Square, Parc 55 San Francisco – a Hilton Hotel	4.11%	November 2023	725
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	131
Mortgage loan	DoubleTree Hotel Spokane City Center	3.62%	July 2026	14
Mortgage loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	161
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2025 Senior Notes		7.50%	June 2025	650
2028 Senior Notes		5.88%	October 2028	725
2029 Senior Notes		4.88%	May 2029	750
Total Fixed Rate Debt		5.04%(3)		4,592

Variable Rate Debt
Revolver(4)	Unsecured	SOFR + 2.10%	December 2026	—
Total Variable Rate Debt		6.90%		—

Add: unamortized premium				2
Less: unamortized deferred financing costs and discount				(28)
Total Debt(5)		5.04%(3)		$4,566

(1) The loan matures in August 2042 but is callable by the lender with six months of notice. As of March 31, 2023, Park had not received notice from the lender.
(2) Park expects to fully repay the $75 million mortgage loan secured by the W Chicago – City Center prior to maturity with available cash on hand.
(3) Calculated on a weighted average basis.
(4) Park has approximately $950 million of available capacity under the Revolver.
(5) Excludes $169 million of Park’s share of debt of its unconsolidated joint ventures.

39 |

Definitions

Definitions Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago –City Center

Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago - City Center

40 |

Definitions

Comparable Hotels

The Company presents certain data for its consolidated hotels on a Comparable basis as supplemental information for investors: Comparable Hotel Revenues, Comparable RevPAR, Comparable Total RevPAR, Comparable Occupancy, Comparable ADR, Comparable Adjusted EBITDA, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Comparable metrics exclude results from property dispositions that have occurred through March 31, 2023 and include results from property acquisitions as though such acquisitions occurred on the earliest period presented.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin

Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings (losses) from investments in affiliates.

Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park's ongoing operating performance or incurred in the normal course of business, and thus, excluded from management's analysis in making day-to-day operating decisions and evaluations of Park's operating performance against other companies within its industry:

• Gains or losses on sales of assets for both consolidated and unconsolidated investments;

• Costs associated with hotel acquisitions or dispositions expensed during the period;

• Severance expense;

• Share-based compensation expense;

• Impairment losses and casualty gains or losses; and

• Other items that management believes are not representative of the Company’s current or future operating performance.

Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.

41 |

Definitions (continued)

Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.

The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations.

Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted

Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

42 |

Definitions (continued)

For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:

• Costs associated with hotel acquisitions or dispositions expensed during the period;

• Severance expense;

• Share-based compensation expense;

• Casualty gains or losses; and

• Other items that management believes are not representative of the Company’s current or future operating performance.

Net Debt

Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.

The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.

Net Debt to Adjusted EBITDA Ratio

Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.

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Definitions (continued)

Occupancy

Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for rooms increases or decreases.

Average Daily Rate

ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above.

Revenue per Available Room

Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.

Total RevPAR

Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

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Analyst Coverage

Analyst	Company	Phone	Email
Dany Asad	Bank of America	(646) 855-5238	dany.asad@bofa.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Stephen Grambling	Morgan Stanley	(212) 761-1010	stephen.grambling@morganstanley.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Floris Van Dijkum	Compass Point	(646) 757-2621	fvandijkum@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street	(949) 640-8780	cdarling@greenstreet.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Joe Greff	JP Morgan	(212) 622-0548	joseph.greff@jpmorgan.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com

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